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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2005

                          Allstate Life Global Funding
      (as depositor of Allstate Life Global Funding Trust 2005-2 (the "Trust"))
             (Exact name of registrant as specified in its charter)

  Delaware                        001-32192                    Not applicable
(State or other             (Commission File Number)          (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)

                            c/o AMACAR Pacific Corp.
                             6525 Morrison Boulevard
                                    Suite 318
                               Charlotte, NC 28211
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 365-0569


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Item 8.01  Other Events

(a)  Attached hereto as Exhibit 99.1 is the Indenture Trustee's Report.

(b) Allstate Life is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which means that it files periodic reports, including reports on Form 10-K and 10-Q, and other information with the Securities and Exchange Commission (the "Commission"). All of the reports and other information filed by Allstate Life under the Exchange Act are incorporated by reference into the registration statement filed with the Commission by Allstate Life and Allstate Life Global Funding ("Global Funding") (SEC Registration No. 333-112249) related to the offering, from time to time, of medium term notes by one or more newly formed Delaware statutory trusts, including the notes of the Trust, and into each periodic report on Form 10-K of Global Funding and the Trust. The Quarterly Report filed by Allstate Life on Form 10-Q for the quarter ended March 31, 2005 was also incorporated by reference into the Current Report on Form 8-K of Global Funding and the Trust filed with the Commission on May 6, 2005. You can read and copy any reports or other information that Allstate Life files under the Exchange Act at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of such documents upon payment of a duplicating fee, by writing to the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Such filings of Allstate Life are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator
     (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this report).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Allstate Life Global Funding
                                          (Registrant)

Date:      July 26, 2005                  By:      AMACAR Pacific Corp.,
                                          not in its individual capacity,
                                          but solely as administrator*

                                          By:   /s/ Evelyn Echevarria
                                          Name:  Evelyn Echevarria
                                          Title:  Vice President

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* Allstate Life Global Funding and Allstate Life Global Funding Trust 2005-2 are
statutory trusts organized under the laws of the State of Delaware and have no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding and Allstate Life Global Funding Trust 2005-2.

                                  EXHIBIT INDEX


Exhibit
Number                                 Description

Exhibit  99.1                     Indenture Trustee's Report